UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21583

Clough Global Allocation Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Allocation Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2008

Item 1.  Reports to Stockholders.

Semi-Annual Report

September 30, 2008 (Unaudited)

SHAREHOLDER LETTER

September 30, 2008 (Unaudited)

To Our Investors:

The underlying value of the Clough Global Allocation Fund, defined as the change in net asset value adjusted for reinvested distributions, is down 37.1% for the calendar year-to-date period through October 31, 2008. The return on the Fund’s market price for the same period was -40.8%. The Morgan Stanley World Index declined 38.3% and the S&P 500 declined 32.8% over the same period. Since inception, the Fund’s compound annual total return including distributions is 1.5% compared to 0.8% for the Morgan Stanley World Index and - 1.1% for the S&P 500 through October 31, 2008. The Fund’s compound annual return since inception on market price was - 3.1%.

The last six months have been particularly challenging for global investors and our Funds have not been immune. The well publicized and analyzed credit crisis emanating from the US and other highly indebted large economies pressured all asset classes. Equity, corporate bonds and commodity markets virtually all declined, across nearly all geographic regions. Much of these declines were driven by forced selling as part of an ongoing deleveraging process.

This difficult period has undoubtedly created many investment opportunities for our Funds. The ongoing deflation of the credit structure in the developed world will moderate and legitimate investment cycles should reemerge. We believe that equities provide a far better value proposition today and we have begun to move our equity allocations higher. One thing we feel certain of is debt will not be so easily accessible in the future, and the default structure will migrate to other sectors of the economy besides housing. All of this implies a long period of weak economic activity so having a global perspective and a willingness to focus the Fund on a narrow list of themes that provide an earnings tailwind will be critical to performance.

First, we think equities in emerging markets, which benefit from high levels of private savings and low debt levels, will bottom first and lead global markets higher. Asia and Brazil remain our areas of greatest interest and both rallied strongly in early November. Brazil’s market in particular intrigues us. We believe equities are cheap there and corporate activity is awakening. Banco Itau is acquiring Unibanco, creating South America’s largest financial institution. Our investment focus there is on the banking and consumer sectors. Even as developed economies slow, Brazil’s well capitalized banking sector continues to grow in excess of 20% annually.

Secondly, we think global infrastructure could be a major market theme looking ahead. We are beginning to build an important position in a group of industrial stocks which we believe will be beneficiaries of such a pickup. President Elect Obama has announced federal government spending on infrastructure will accelerate as the needs are legion and a new administration will have every incentive to bring forth stimulus spending in

www.cloughglobal.com

response to the credit crisis. Other governments will likely join in. Strong investment spending is already being planned in emerging economies. China is reducing interest rates and in contrast to a year ago when government policy was aimed at slowing real estate development, policy today has turned 180 degrees to regenerate both investment and exports. What makes the theme especially appealing is that many infrastructure stocks are down 60 – 80% off their highs and in many cases are back to their 2002 – 2003 levels. Alcoa and Freeport McMoran both trade at just 0.7 price-to-book ratio (ratio of market price to book value). Because the recent cycle has been so strong their balance sheets are flush with cash.

Thirdly, the stocks of oil and gas producers are close to a bottom, we think. The world’s large oil fields are depleting and the sharp drop in energy prices has slowed much of the investment in new wells. Over time, that will only exacerbate supply problems while softer commodity prices have already begun to stimulate demand.

Finally, a number of large capitalization issues that generate high free cash flow levels appear to have begun to bottom. Because of the overall equity market collapse, many stocks offer free cash flow yields of 8% or higher.

The dislocation in credit markets has also provided opportunities for us to enhance the yield generated by our asset allocation to fixed income markets. Corporate bond yields, both investment grade and non-investment grade, have increased significantly as structured finance vehicles such as Collateralized Loan Obligations (CLOs) are being forced to unwind and the bonds they hold search for a home. We have historically not had significant exposure to corporate credit, as we have generally not felt the risk adjusted returns were sufficiently attractive. That is no longer the case. We are seeing similarly attractive yield and return opportunities from high quality mortgage bonds which are also trading at much higher than normal spreads. We expect to shift the portfolio into these higher yielding securities over the coming months.

Ultimately the economy cannot operate properly until the financial system is functioning again. Central banks are generally slow to respond to deflationary pressures. The strong dollar and weak gold price attest to the fact that when the Fed reflates to stem a credit collapse, the results are not inflationary. Central banks appear to be coming to realize that the process of stuffing liquidity into the financial system did not undue the logjam which was restricting credit. It may have forestalled an immediate meltdown because it relieved short term funding needs, but it did not address the more fundamental issue of solvency and declining asset values. Now Federal Reserve spokespeople are signaling that “quantitative easing” is being considered, if not already being effectively put in place. Yield curves are still inverted in the U.K. and in Europe and that signals that money rates have a long way to fall there as well.

2008 Semi-Annual Report

We believe there are two dynamics the financial markets have to navigate through. First, the demise of the large broker dealers did more than end an era on Wall Street. It removed liquidity and depth from the markets and minor changes in sentiment are now reflected in large changes in price so market volatility has picked up dramatically. Secondly, the economy has to negotiate its way through a major debt liquidation for the first time in decades and that signals a long period of weak earnings.

Investors responded to these factors by liquidating securities of all stripes in October and our question is where did they put the money? We think money rates will decline to near zero and remain there for years as banking system consolidation picks up, reducing the need for, and price of deposits. Yields on high quality long-term bonds will also likely decline to unattractive levels. Leveraged investment strategies in both fixed income and private equity may never be what they were. We believe that leaves global equities as the default strategy, the only securities class that offers reasonably high returns. As money rates fall, equities are likely to be the prime beneficiaries. We believe the Fund is invested in the areas to which the money will migrate.

If you have any questions or comments, please feel free to call me 877-256-8445 or visit the website at www.cloughglobal.com.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.1 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Allocation Fund.

PORTFOLIO ALLOCATION

September 30, 2008 (Unaudited)

Asset Type* (Unaudited)

Common Stocks	55.49%
Asset/Mortgage Backed Securities	19.67%
Government & Agency Obligations	11.65%
Short-Term Investments	3.12%
Options Purchased	2.94%
Corporate Bonds & Notes	2.33%
Preferred Stocks	1.97%
Exchange Traded Funds	1.84%
Structured Notes	0.77%
Closed-End Funds	0.22%

Global Breakdown* (Unaudited)

US	71.73%
Hong Kong	3.75%
South Korea	3.17%
Canada	2.72%
Brazil	2.68%
Great Britain	2.27%
Japan	2.14%
China	2.03%
Thailand	1.74%
Bermuda	1.60%
Indonesia	0.95%
Taiwan	0.75%
Israel	0.60%
Russia	0.57%
Papau New Guinea	0.51%
Greece	0.50%
Malaysia	0.43%
Finland	0.38%
India	0.35%
Vietnam	0.27%
Ireland	0.22%
Chile	0.18%
Singapore	0.14%
Netherlands	0.14%
Norway	0.07%
Argentina	0.06%
Australia	0.04%
South Africa	0.01%

*	As a percentage of total investments, not including securities sold short or any foreign cash balances.

STATEMENT OF INVESTMENTS

September 30, 2008 (Unaudited)

	Shares	Value
COMMON STOCKS 84.38%

Agriculture 0.06%
Sadia S.A. - ADR	38,000	$115,224

Consumer/Retail 4.29%
ASKUL Corp.	21,700	330,331
B&G Foods, Inc.	11,300	80,795
Belle International Holdings, Ltd.	316,000	223,422
China Mengniu Dairy Co., Ltd.	191,000	194,816
DSW, Inc.(a)	5,392	73,870
GOME Electrical Appliances Holdings, Ltd.	1,236,800	358,384
Home Inns & Hotels Management, Inc. - ADR(a)	9,400	131,130
Honda Motor Co., Ltd.	57,528	1,732,167
Hyundai Department Store Co., Ltd. - ADR	11,700	891,835
Jardine Matheson Holdings, Ltd.	32,366	841,516
Jardine Strategic Holdings, Ltd.	25,814	363,977
Kraft Foods, Inc.	24,700	808,925
Little Sheep Group, Ltd.(a) (b)	59,000	13,829
Lotte Shopping Co., Ltd.	2,850	638,738
Parkson Retail Group, Ltd.	212,500	232,619
Pou Sheng International Holdings, Ltd.(a) (b)	818,000	94,812
Regal Hotels International Holdings, Ltd.	3,743,900	105,593
Swire Pacific, Ltd.	60,000	520,809
		7,637,568
Energy 16.36%
Coal 4.28%
Alpha Natural Resources, Inc.(a)	216	11,109
Arch Coal, Inc.	48,765	1,603,881
CONSOL Energy, Inc.	37,200	1,707,108
Massey Energy Co.	64,300	2,293,581
Patriot Coal Corp.(a)	240	6,972
Peabody Energy Corp.	44,187	1,988,415
		7,611,066
Exploration & Production 7.07%
American Oil & Gas, Inc.(a)	22,725	59,312
Anadarko Petroleum Corp.	17,500	848,925
Canadian Natural Resources, Ltd.	13,300	910,518
Chesapeake Energy Corp.	48,400	1,735,624
ConocoPhillips	1,400	102,550
Devon Energy Corp.	9,000	820,800
Encana Corp.	9,800	644,154
EOG Resources. Inc.	2,700	241,542
Hess Corp.	2,900	238,032
InterOil Corp.(a)	49,800	1,369,500
Newfield Exploration Co.(a)	4,020	128,600
OAO Gazprom - ADR	24,100	745,895
Occidental Petroleum Corp.	9,900	697,455
PetroHawk Energy Corp.(a) (c)	18,000	389,340

	Shares	Value
Exploration & Production (continued)
PetroHawk Energy Corp.(a)	72,500	$1,568,175
Petroleo Brasileiro S.A. - ADR	16,300	716,385
Pioneer Natural Resources Co.	12,000	627,360
Range Resources Corp.	3,400	145,758
Southwestern Energy Co.(a)	3,400	103,836
Talisman Energy, Inc.	26,600	375,412
XTO Energy, Inc.	2,700	125,604
		12,594,777
Oil Services and Drillers 4.93%
Cameron International Corp.(a)	10,000	385,400
Core Laboratories N.V.	3,000	303,960
FMC Technologies, Inc.(a)	5,200	242,060
Fred Olsen Energy ASA	5,000	190,214
Helmerich & Payne, Inc.	1,700	73,423
Hornbeck Offshore Services, Inc.(a)	15,428	595,829
National Oilwell Varco, Inc.(a)	31,500	1,582,245
Oceaneering International, Inc.(a)	4,000	213,280
Schlumberger, Ltd.	12,800	999,552
Seadrill, Ltd.	38,500	783,113
Suncor Energy, Inc.	33,300	1,407,591
Tenaris S.A. - ADR	4,000	149,160
Transocean, Inc.(a)	6,670	732,633
Weatherford International, Ltd.(a)	44,800	1,126,272
		8,784,732
Tankers 0.08%
Golar LNG, Ltd.	10,500	139,440

TOTAL ENERGY		29,130,015

Finance 23.50%
Banks 18.74%
Banco Bradesco S.A. - ADR	90,495	1,456,970
Banco Itau Holding Financeira S.A. - ADR	118,700	2,077,250
Banco Santander Chile S.A. - ADR	11,400	487,806
Bangkok Bank PLC	249,500	751,595
Bank Mandiri Persero Tbk PT	3,816,000	1,072,365
Bank of America Corp.(d)	119,000	4,165,000
BlackRock Kelso Capital Corp.	105,700	1,218,721
Citigroup, Inc.	71,400	1,464,414
Daewoo Securities Co., Ltd.	41,830	585,714
Daishin Security System Co., Ltd.	77,200	222,591

	Shares	Value
Banks (continued)
Hana Financial Group, Inc.	49,800	$1,136,741
ICICI Bank, Ltd. - ADR	40,400	950,208
Indochina Capital Vietnam Holdings, Ltd.(a)	200,000	718,000
Kasikornbank PLC	450,600	829,805
Kookmin Bank - ADR(a)	11,700	534,573
Korea Exchange Bank	47,500	432,909
LG Corp.	7,500	378,433
Malayan Banking BHD(e)	51,025	125,988
Melco International Development, Ltd.	218,000	60,643
Mirae Asset Securities	4,600	384,937
PennantPark Investment Corp.	155,301	1,150,780
Public Bank BHD	307,700	893,827
Sberbank	170,000	261,800
Siam Commercial Bank PCL NVDR	958,700	1,939,485
Siam Commercial Bank PCL	460,000	967,956
Star Asia Financial, Ltd.(b) (e)	75,000	142,500
Unibanco - Uniao de Bancos Brasileiros - GDR	23,000	2,321,160
VTB Bank OJSC	45,600	182,400
Wellsfargo & Co.(d)	147,434	5,533,198
Woori Finance Holdings Co., Ltd.	69,400	681,379
Woori Investment & Securities Co., Ltd.	16,600	248,942
		33,378,090
Non-Bank 4.76%
Apollo Investment Corp.(d)	298,489	5,089,237
Ares Capital Corp.	86,179	898,847
Broadridge Financial Solutions, Inc.	3,600	55,404
CME Group, Inc.	5,100	1,894,701
IntercontinentalExchange, Inc.(a)	5,400	435,672
Maiden Holdings, Ltd.(b)	23,900	103,965
		8,477,826
TOTAL FINANCE		41,855,916

Health Care 0.64%
BioSphere Medical, Inc.(a) (c)	50,000	175,000
BioSphere Medical, Inc.(a)	182,703	639,461
Molecular Insight Pharmaceuticals, Inc.(a)	42,900	329,472
		1,143,933

	Shares	Value
Industrial 6.83%
Aegean Marine Petroleum Network, Inc.	46,800	$1,045,980
Bakrie Sumatera Plantations Tbk PT	2,320,000	174,677
Byd Co., Ltd.	253,840	419,751
Chicago Bridge & Iron Co.	20,200	388,648
China Railway Group, Ltd.(a)	1,000,000	596,277
China South Locomotive and Rolling Stock Corp.(a) (b)	1,382,500	525,236
Crown Holdings, Inc.(a)	16,100	357,581
Daelim Industrial Co., Ltd.	3,300	196,586
Dongyang Mechatronics Corp.	80,600	291,494
EI Du Pont de Nemours & Co.	18,900	761,670
Foster Wheeler, Ltd.(a)	11,600	418,876
Guangzhou Shipyard International Co., Ltd.	142,000	162,759
Hitachi Construction Machinery Co., Ltd.	21,800	517,559
Huaneng Power International, Inc.	1,175,000	770,234
Komatsu, Ltd.	44,700	703,987
Maanshan Iron & Steel Co., Ltd.	930,000	285,054
McDermott International, Inc.(a)	53,800	1,374,590
Nine Dragons Paper Holdings, Ltd.	310,000	113,782
PT Astra International Tbk	735,000	1,332,820
Shougang Concord International Enterprises Co., Ltd.	2,030,000	284,964
Sinopec Shanghai Petrochemical Co., Ltd.	990,000	219,296
Smurfit-Stone Container Corp.(a)	110,500	519,350
Spirit Aerosystems Holdings, Inc.(a)	21,000	337,470
STX Engine Co., Ltd.	7,500	144,476
Textron, Inc.	7,400	216,672
		12,159,789
Insurance 2.61%
ACE, Ltd.	16,400	887,732
Fidelity National Financial, Inc.	154,100	2,265,270
Montpelier Re Holdings, Ltd.(d)	62,800	1,036,828
The Travelers Cos., Inc.	10,000	452,000
		4,641,830
Metals & Mining 1.87%
Agnico-Eagle Mines, Ltd.	8,500	468,095
Alcoa, Inc.	46,100	1,040,938
Anglo American PLC - ADR	18,134	303,382
Cameco Corp.	39,300	876,783
Denison Mines Corp.(a)	47,900	141,326
First Uranium Corp.(a)	8,000	25,633
Freeport-McMoRan Copper & Gold, Inc.	5,888	334,733

	Shares	Value
Metals & Mining (continued)
Paladin Energy, Ltd.(a)	37,500	$115,574
Uex Corp.(a)	2,700	3,831
Uranium One, Inc.(a)	3,700	7,996
Ur-Energy, Inc.(a)	27,200	17,124
		3,335,415
Real Estate 4.69%
Cheung Kong Holdings, Ltd.	251,800	2,796,930
Cosco Corp. Singapore, Ltd.	115,000	120,054
Great Eagle Holdings, Ltd.	235,080	514,673
Hang Lung Properties, Ltd.	117,000	269,414
Henderson Land Development Co., Ltd.	148,000	648,049
Hopewell Holdings, Ltd.	95,000	340,122
Hysan Development Co., Ltd.	406,875	1,046,944
Hyundai Development Co.	11,600	418,079
Italian-Thai Development PLC	2,088,000	233,096
Kerry Properties, Ltd.	63,500	201,994
Shun Tak Holdings, Ltd.(b)	60,000	20,400
Sun Hung Kai Properties, Ltd.	106,000	1,070,259
Wharf Holdings, Ltd.	192,250	538,508
YNH Property BHD	350,100	142,379
		8,360,901
Real Estate Investment Trusts (REITS) 4.68%
Annaly Capital Management, Inc.(d)	293,200	3,943,540
Anworth Mortgage Asset Corp.	127,114	752,515
Capstead Mortgage Corp.	34,700	379,965
Hatteras Financial Corp.(b)	50,300	1,166,960
Hatteras Financial Corp.	71,900	1,668,080
MFA Mortgage Investments, Inc.	63,000	409,500
Regal Real Estate Investment Trust	37,439	5,545
		8,326,105
Technology & Communications 13.30%
Centron Telecom International Holdings, Ltd.	238,000	29,118
Chartered Semiconductor Manufacturing, Ltd.(a)	960,000	253,889
China Mobile HK, Ltd-ADR	24,600	1,231,968
China Telecom Corp., Ltd.(e)	688,000	277,332
Chunghwa Telecom Co., Ltd.	85,200	2,016,684
Cisco Systems, Inc.(a) (d)	257,900	5,818,224
Comcast Corp.	121,800	2,401,896
Focus Media Holdings, Ltd. - ADR (a)	5,700	162,507
Ingram Micro, Inc.(a)	36,900	592,983

	Shares	Value
Technology & Communications (continued)
Intel Corp.	153,300	$2,871,309
Magal Security Systems, Ltd.(a)	76,443	668,876
Net Servicos de Comunicacao S.A. - ADR	57,000	500,460
Nokia Corp - ADR	54,900	1,023,885
Oracle Corp.(a)	118,500	2,406,735
Qualcomm Inc.	17,157	737,236
Radvision, Ltd.(a)	157,945	949,250
Samsung Electronics Co., Ltd.	3,145	1,404,495
Sistema JSFC	20,800	339,456
		23,686,303
Transportation 1.27%
Babcock & Brown Air, Ltd. - ADR	62,800	587,180
Safe Bulkers, Inc.	28,900	315,010
Seaspan Corp.	75,000	1,356,750
		2,258,940
Utilities 4.28%
AES Corp.(a)	67,600	790,244
Calpine Corp.(a)	53,200	691,600
DPL, Inc.	50,900	1,262,320
Dynegy, Inc. - Class A(a)	24,900	89,142
Enbridge, Inc.	31,400	1,161,881
Equitable Resources, Inc.	16,500	605,385
FirstEnergy Corp.	14,000	937,860
National Fuel Gas Co.	14,771	623,041
Quanta Services, Inc.(a)	13,400	361,934
Williams Cos., Inc.	46,600	1,102,090
		7,625,497
TOTAL COMMON STOCKS (Cost $185,647,468)		150,277,436

EXCHANGE TRADED FUNDS 2.79%
iShares MSCI Pacific Fund	12,000	430,800
Retail HOLDRs Trust	50,400	4,543,056

TOTAL EXCHANGE TRADED FUNDS (Cost $5,041,070)		4,973,856

PREFERRED STOCKS 3.00%
Arch Capital Group, Ltd., 7.875%	75,000	1,383,750
Ashford Hospitality Trust, Inc., 8.550%	49,300	566,950
Bank of America Corp., 8.200%	15,800	359,450

	Shares	Value
PREFERRED STOCKS (continued)
Citigroup, Inc., 8.125%	60,020	$990,330
Deutsche Bank Contingent Capital Trust V, 8.050%	32,000	646,400
JPMorgan Chase Capital XXVI, 8.000% (f)	32,400	783,432
Merrill Lynch & Co., Inc, 8.625%	32,000	607,680

TOTAL PREFERRED STOCKS (Cost $7,399,724)		5,337,992

CLOSED-END FUNDS 0.34%
The Ottoman Fund(a) (b)	515,340	604,687

TOTAL CLOSED-END FUNDS (Cost $896,434)		604,687

Description and		Principal
Maturity Date	Coupon Rate	Amount	Value
CORPORATE BONDS 3.54%

Anadarko Petroleum Corp.
09/15/2009(f)	3.219%	$1,025,000	1,013,164
Bank of America Corp.
12/29/2049(f)	8.000%	850,000	673,693
Chubb Corp.
11/15/2011	6.000%	550,000	558,931
Comcast Cable Communications LLC
06/15/2009	6.875%	715,000	722,236
Comcast Corp.
01/15/2010	5.850%	715,000	719,512
JPMorgan Chase & Co.
11/15/2010	4.500%	750,000	728,371
Merrill Lynch & Co., Inc.
Series MTNC, 09/09/2009(f)	3.074%	1,450,000	1,394,751
Morgan Stanley
01/18/2011(f)	3.035%	750,000	489,125

TOTAL CORPORATE BONDS (Cost $6,782,930)			6,299,783

ASSET/MORTGAGE BACKED SECURITIES 29.91%

Fannie Mae Pool
Series 2008-257201, 05/01/2018	5.000%	2,902,422	2,903,664
Series 2008-889279, 03/01/2023	5.000%	1,209,983	1,203,944

Description and		Principal
Maturity Date	Coupon Rate	Amount	Value
Freddie Mac Gold Pool
Series 2006-G12471, 12/01/2018	4.500%	$1,322,858	$1,302,164
Freddie Mac REMICS
Series 2006-3155, Class SA, 11/15/2035(f)	23.175%	1,600,214	1,706,430
Ginnie Mae I pool
Series 2008-675488, 06/15/2038	5.500%	1,495,118	1,499,152
Series 2008-675480, 06/15/2038	5.500%	3,587,006	3,596,683
Series 2008-696604, 08/15/2038	5.500%	1,300,000	1,303,507
Ginnie Mae II pool
Series 2007-3939, 01/20/2037	5.000%	458,054	447,639
Series 2007-3952, 02/20/2037	5.000%	413,576	404,172
Series 2007-3953, 02/20/2037	5.500%	1,316,784	1,315,416
Series 2007-3964, 03/20/2037	5.000%	2,806,482	2,742,669
Series 2007-3994, 06/20/2037	5.000%	945,517	924,018
Series 2008-4097, 03/20/2038	5.000%	553,633	540,902
Series 2008-4113, 04/20/2038	5.000%	2,724,270	2,661,620
Series 2008-686743, 05/20/2038	5.500%	995,606	994,406
Series 2008-4169, 06/20/2038	5.500%	796,056	795,096
Series 2008-4183, 07/20/2038 (e)	6.000%	1,496,930	1,487,340
Series 2008-4194, 07/20/2038	5.500%	1,745,517	1,743,412
Series 2008-4195, 07/20/2038	6.000%	723,000	733,652
Government National Mortgage Association (GNMA)
Series 2003-16, Class A, 04/16/2016	3.130%	1,508,354	1,507,197
Series 2006-8, Class A, 08/16/2025	3.942%	1,397,391	1,388,656
Series 2006-68, Class A, 07/16/2026	3.888%	825,891	818,001
Series 2007-52, Class A, 06/16/2027	4.054%	1,235,106	1,227,486
Series 2008-24, Class A, 08/16/2027	3.492%	1,575,881	1,555,382
Series 2008-8, Class A, 11/16/2027	3.612%	884,777	874,773
Series 2006-3, Class A, 01/16/2028	4.212%	3,476,654	3,459,726
Series 2008-48, Class A, 01/16/2029	3.725%	993,404	982,263
Series 2006-5, Class A, 07/16/2029	4.241%	574,654	571,846
Series 2006-19, Class A, 06/16/2030	3.387%	2,369,901	2,336,346
Series 2006-66, Class A, 08/16/2030	4.087%	2,593,725	2,575,331
Series 2006-67, Class A, 11/16/2030	3.947%	913,558	904,810
Series 2005-79, Class A, 10/16/2033	3.998%	313,813	311,645
Series 2008-22, Class A, 05/16/2035	3.500%	1,319,284	1,289,836
Series 2007-37, Class SA, 03/20/2037(f)	11.713%	533,259	508,927
Series 2007-37, Class SB, 03/20/2037(f)	11.713%	451,989	447,689
Series 2007-37, Class SY, 06/16/2037(f)	15.348%	298,780	297,839
Series 2008-45, Class A, 05/01/2048	3.576%	3,961,519	3,912,459

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $53,174,482)			53,276,098

Description and		Principal
Maturity Date	Coupon Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 17.71%
Non-U.S. Government Obligations 2.87%
United Kingdom Treasury
09/07/2015	4.750%	$2,800,000	$5,106,934

U.S. Government Obligations 14.84%
Federal Farm Credit Bank
09/29/2011	4.050%	1,000,000	999,279
05/01/2013	4.250%	1,310,000	1,306,285
U.S.Treasury Bond
06/30/2012	4.875%	600,000	648,235
02/15/2014(d)	4.000%	2,000,000	2,101,408
08/15/2016(d)	4.875%	3,900,000	4,222,666
05/15/2017(d)	4.500%	3,000,000	3,159,141
08/15/2017(d)	4.750%	5,500,000	5,891,445
08/15/2018(d)	4.000%	1,000,000	1,013,751
02/15/2025(d)	7.625%	1,500,000	2,064,611
05/15/2038(d)	4.500%	1,750,000	1,802,502
U.S.Treasury Note
05/31/2012(d)	4.750%	2,000,000	2,150,158
07/31/2012(d)	4.625%	1,000,000	1,072,579
			26,432,060

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $31,188,837)			31,538,994

STRUCTURED NOTES 1.17%
Merrill Lynch & Co., Inc
01/29/2022(b) (e) (f)	9.580%	4,000,000	2,080,000

TOTAL STRUCTURED NOTES (Cost $4,000,000)			2,080,000

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
PURCHASED OPTIONS 4.47%
Purchased Call Options 0.04%
Petroleo Brasileiro S.A.	January, 2009	$60.00	500	73,750

TOTAL PURCHASED CALL OPTIONS (Cost $511,528)				73,750

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
Purchased Put Options 4.43%
Energy Select Sector SPDR Fund	December, 2008	$70.00	2,500	$2,175,000
Oil Service HOLDRs Trust	October, 2008	170.00	500	1,136,250
Oil Service HOLDRs Trust	January, 2009	160.00	800	1,746,000
S&P 500 Index	December, 2008	1,250.00	250	2,837,500

TOTAL PURCHASED PUT OPTIONS (Cost $5,077,565)				7,894,750

TOTAL PURCHASED OPTIONS (Cost $5,589,093)				7,968,500

	7 Day
	Yield	Shares	Value
SHORT TERM INVESTMENTS 4.75%
Dreyfus Treasury Prime Money Market Fund (g)	0.695%	8,450,411	8,450,411

TOTAL SHORT TERM INVESTMENTS (Cost $8,450,411)			8,450,411

Total Investments - 152.06% (Cost $308,170,449)			270,807,757

Liabilities in Excess of Other Assets - (52.06%)			(92,710,289)

NET ASSETS - 100.00%			$178,097,468

	Expiration	Exercise	Number of
	Date	Price	Contracts	Value
SCHEDULE OF OPTIONS WRITTEN
Call Options Written
Petroleo Brasileiro S.A.	January, 2009	$75.00	500	$(15,000)

TOTAL CALL OPTIONS WRITTEN (Premiums received $234,066)				(15,000)

Put Options Written
Energy Select Sector SPDR Fund	December, 2008	63.00	2,500	(1,150,000)
Oil Service HOLDRs Trust	October, 2008	140.00	500	(203,750)
Oil Service HOLDRs Trust	January, 2009	140.00	800	(886,000)
S&P 500 Index	December, 2008	1,175.00	250	(1,805,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $2,565,240)				(4,044,750)

TOTAL OPTIONS WRITTEN (Premiums received $2,799,306)				$(4,059,750)

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
Aluminum Corp. of China, Ltd.	(33,900)	$(513,585)
Amazon.com, Inc.	(14,600)	(1,062,296)
Ameriprise Financial, Inc.	(14,300)	(546,260)
ArcelorMittal	(1,400)	(69,132)
Ashland, Inc.	(3,700)	(108,188)
BHP Billiton, Ltd - ADR	(14,100)	(733,059)
Boston Properties, Inc.	(4,300)	(402,738)
Cia Vale do Rio Doce - ADR	(18,374)	(351,862)
CNOOC, Ltd.	(2,800)	(320,628)
Dawson Geophysical Co.	(1,400)	(65,366)
Financial Select Sector SPDR	(121,400)	(2,402,506)
General Motors Corp.	(30,797)	(291,032)
Harley-Davidson, Inc.	(6,300)	(234,990)
iShares Dow Jones US Real Estate Index Fund	(73,300)	(4,540,935)
iShares FTSE/Xinhua China 25 Index Fund	(126,973)	(4,376,759)
iShares MSCI Brazil Fund	(41,709)	(2,359,478)
iShares MSCI Emerging Markets Fund	(142,800)	(4,930,884)
iShares MSCI Mexico Investable Market Index Fund	(46,576)	(2,173,702)
iShares Russell 2000 Index Fund	(70,000)	(4,760,000)
iShares S&P 500 Index Fund	(9,800)	(1,151,500)
Las Vegas Sands Corp.	(12,400)	(447,764)
Li & Fung, Ltd.	(103,000)	(246,462)
Martin Marietta Materials, Inc.	(4,300)	(481,514)
Medtronic, Inc.	(13,000)	(651,300)
Metavante Technologies, Inc.	(144)	(2,773)
Mohawk Industries, Inc.	(2,989)	(201,429)
Nippon Steel Corp.	(210,000)	(764,139)
Salesforce.com, Inc.	(6,300)	(304,920)
Stone Energy Corp.	(7,600)	(321,708)
Swift Energy Co.	(12,923)	(499,991)
Tiffany & Co.	(16,200)	(575,424)
Vanguard Emerging Markets ETF	(58,000)	(2,010,280)
Wynn Resorts, Ltd.	(9,300)	(759,252)

TOTAL SECURITIES SOLD SHORT (Proceeds $46,576,106)		$(38,661,856)

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German acronym on company names meaning public company

ASA - Allmennaksjeselskap is the Norweigan term for a public limited company

BHD - Berhad (in Malaysia; equivalent to Public Limited Company)

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

JSFC - Joint Stock Financial Corporation

LLC - Limited Liability Company

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation

OJSC - Open Joint Stock Company

PCL - Public Company Limited

PLC - Public Limited Company

PT - equivalent to Public Limited Company in Indonesia

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

SPDR - Standard & Poor’s Depositary Receipt

Tbk - Terbuka (stock symbol in Indonesian)

Notes to Statement of Investments:

(a)	Non-Income Producing Security.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, these securities had a total value of $4,752,389 or 2.67% of total net assets.

(c)

Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of September 30, 2008, these securities had a total value of $564,340 or 0.32% of total net assets.

(d)	Security, or portion of security, is being held as collateral for written options and/or short sales.

(e)

Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2008, these securities had a total value of $3,835,828 or 2.15% of total net assets.

(f)	Floating or variable rate security - rate disclosed as of September 30, 2008.

(g)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

September 30, 2008 (Unaudited)

Assets:
Investments, at value (Cost - see below)	$270,807,757
Cash	437,836
Foreign currency, at value (Cost $17,857)	17,867
Deposit with broker for securities sold short and written options	22,925,361
Dividends receivable	470,327
Interest receivable	562,402
Receivable for investments sold	18,688,810
Total Assets	313,910,360

Liabilities:
Loan payable	82,306,280
Interest due on loan payable	201,966
Securities sold short (Proceeds $46,576,106)	38,661,856
Options written at value (Premiums received $2,799,306)	4,059,750
Payable for investments purchased	10,181,731
Dividends payable - short sales	70,965
Interest payable - margin account	32,086
Accrued investment advisory fee	198,366
Accrued administration fee	80,763
Accrued trustees fee	19,129
Total Liabilities	135,812,892

Net Assets	$178,097,468
Cost of investments	$308,170,449

Composition of Net Assets:
Paid-in capital	200,586,886
Overdistributed net investment income	(8,953,152)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	17,173,437
Net unrealized depreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(30,709,703)
Net Assets	$178,097,468
Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606
Net asset value per share	$17.07

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $101,250)	$3,217,485
Interest on investment securities	1,863,810
Miscellaneous income	553
Total Income	5,081,848

Expenses:
Investment advisory fee	1,351,873
Administration fee	550,405
Interest on loan	1,064,682
Trustees fee	68,870
Dividend expense - short sales	496,757
Broker/dealer fees	33,639
Interest expense - margin account	171,373
Miscellaneous	2,887
Total Expenses	3,740,486

Net Investment Income	1,341,362

Net realized gain (loss) on:
Investment securities	(2,106,405)
Securities sold short	7,323,012
Written options	3,279,730
Foreign currency transactions	22,556
Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(46,977,057)
Net loss on investments, options, securities sold short and foreign currency transactions	(38,458,164)
Distributions to Preferred Shareholders from:
Net investment income	(544,694)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(37,661,496)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2008 (Unaudited)	For the Year Ended March 31, 2008

Common Shareholder Operations:
Net investment income	$1,341,362	$4,846,452
Net realized gain (loss) from:
Investment securities	(2,106,405)	19,092,394
Securities sold short	7,323,012	919,033
Written options	3,279,730	1,460,498
Foreign currency transactions	22,556	(26,124)
Net change in unrealized appreciation/depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(46,977,057)	(6,199,564)
Distributions to Preferred Shareholders from:
Net investment income	(544,694)	(4,352,185)
Net realized gains	—	(778,500)
Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	(37,661,496)	14,962,004

Distributions to Common Shareholders:
From net investment income	(9,599,839)	(17,947,521)
From net realized gains	—	(7,617,262)
Net Decrease in Net Assets from Distributions	(9,599,839)	(25,564,783)

Net Decrease in Net Assets Attributable to Common Shares	(47,261,335)	(10,602,779)

Net Assets Attributable to Common Shares:
Beginning of period	225,358,803	235,961,582
End of period*	$178,097,468	$225,358,803

* Includes overdistributed net investment income of:	$(8,953,152)	$(149,981)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the Six Months Ended September 30, 2008 (Unaudited)

Common Shareholder Operations:
Net decrease in net assets from operations	$(37,661,496)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(266,794,753)
Proceeds from disposition of investment securities	276,850,828
Net realized loss from investment securities	2,106,405
Net proceeds from short-term investment securities	16,081,743
Net change in unrealized depreciation on investment securities	46,977,057
Premium amortization	69,465
Discount amortization	(21,358)
Decrease in deposits with brokers for securities sold short and written options	3,846,934
Increase in receivable for investments sold	(14,270,869)
Increase in dividends receivable	(20,575)
Increase in interest receivable	(88,460)
Decrease in other assets	15,170
Increase in interest due on loan payable	201,966
Decrease in securities sold short	(5,002,637)
Increase in options written at value	2,059,450
Decrease in payable for investments purchased	(2,343,680)
Increase in dividends payable short sales	22,819
Increase in interest payable - margin account	29,878
Decrease in accrued investment advisory fee	(25,012)
Decrease in accrued administration fee	(10,184)
Increase in accrued trustee fee	5,743
Decrease in other payables	(5,388)
Net Cash Provided by Operating Activities	22,023,046

Cash Flows From Financing Activities:
Net proceeds from bank borrowing	82,306,280
Redemption of auction market preferred shares	(95,051,829)
Cash distributions paid	(10,144,533)
Net Cash Used in Financing Activities	(22,890,082)

Net decrease in cash	(867,036)

Cash and foreign currency, beginning balance	$1,322,739
Cash and foreign currency, ending balance	$455,703

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest from bank borrowing:	$862,716

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Six Months Ended September 30, 2008		For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	For the Period June 1, 2005 to March 31, 2006^	For the Period July 28, 2004 (inception) to May 31, 2005
	(unaudited)
Per Common Share Operating Performance
Net asset value - beginning of period	$21.60		$22.61	$24.42	$20.78	$19.10
Income from investment operations:
Net investment income	0.13	*	0.46 *	1.79	0.92	0.93
Net realized and unrealized gain (loss) on investments	(3.69)		1.47	(0.98)	4.75	1.99
Distributions to Preferred Shareholders from:
Net investment income	(0.05)		(0.49)	(0.47)	(0.31)	(0.14)
Total from Investment Operations	(3.61)		1.44	0.34	5.36	2.78

Distributions to Common Shareholders from:
Net investment income	(0.92)		(1.72)	(1.44)	(1.05)	(0.93)
Net realized gain	(0.00)		(0.73)	(0.71)	(0.67)	(0.00)
Total Distributions to Common Shareholders	(0.92)		(2.45)	(2.15)	(1.72)	(0.93)

Capital Share Transactions:
Common share offering costs charged to paid-in capital	—		—	—	—	(0.04)
Preferred share offering costs and sales load charged to paid-in capital	—		—	—	—	(0.13)
Total Capital Share Transactions	—		—	—	—	(0.17)
Net asset value - end of period	$17.07		$21.60	$22.61	$24.42	$20.78
Market price - end of period	$13.56		$18.90	$20.82	$23.99	$22.59

Total Investment Return - Net Asset Value (1):	(17.28%)		7.10%	1.59%	25.99%	13.89%
Total Investment Return - Market Price (1):	(24.90%)		1.77%	(4.77%)	13.85%	18.24%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$178,097		$225,359	$235,962	$248,354	$205,260
Ratios to average net assets attributable to common shareholders:
Net expenses (3)	3.34%	(2)	2.10%	2.02%	2.07% (2)	1.89% (2)
Net expenses excluding interest expense (3)	2.39%	(2)	— (5)	— (5)	— (5)	— (5)
Net expenses excluding dividends on short sales (3)	2.89%	(2)	1.85%	1.75%	1.83% (2)	1.54% (2)
Net investment income (3)	1.20%	(2)	2.02%	2.63%	2.73% (2)	1.23% (2)
Preferred share dividends	0.49%	(2)	2.14%	2.10%	1.62% (2)	0.82% (2)
Portfolio turnover rate	82%		136%	187%	182%	236%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	—	(5)	$95,052	$95,042	$95,051	$95,050
Total shares outstanding (000)	—	(5)	3.8	3.8	3.8	3.8
Asset coverage per share (4)	—	(5)	$84,319	$87,106	$90,370	$79,029
Liquidation preference per share	—	(5)	$25,000	$25,000	$25,000	$25,000
Average market value per share (6)	—	(5)	$25,000	$25,000	$25,000	$25,000

*	Based on average shares outstanding
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 22, 2008. A borrowing facility replaced the AMPS, as the Fund’s form of leverage, May 22, 2008.
(6)	Based on monthly prices.
^	As approved by the Board of Trustees of the Fund, the fiscal year-end changed from May 31 to March 31, effective March 15, 2006.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business.As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices.As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of September 30, 2008.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of September 30, 2008, securities which have been fair valued represented 2.15% of the Fund’s net assets.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on April 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2008.

	Investments in	Other Financial Instruments*
Valuation Inputs	Securities at Value	Unrealized Appreciation (Depreciation)
Level 1 - Quoted Prices	$201,596,878		$—
Level 2 - Other Significant Observable Inputs	$69,068,379	$
Level 3 - Significant Unobservable Inputs	$142,500		$—
Total	$270,807,757	$

* Other financial instruments include futures, forwards and swap contracts.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in	Other Financial	OFI – Market
	Securities	Instruments (OFI)	Value
Balance as of 3/31/08	$562,500
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(420,000)
Net purchases/(sales)	—
Transfers in and/or out of level 3	—
Balance as of 9/30/08	$142,500

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage com- missions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

Written option activity for the six months ended September 30, 2008 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2008	—	$—
Positions opened	883	775,874
Closed	(383)	(541,808)
Outstanding, September 30, 2008	500	$234,066
Market Value September 30 2008		$15 000

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2008	7,490	$3,332,650
Positions opened	6,050	3,055,413
Exercised	(2,500)	(840,620)
Expired	(6,990)	(2,982,203)
Outstanding, September 30, 2008	4,050	$2,565,240
Market Value September 30 2008		$4 044 750

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2008, March 31, 2007, March 31, 2006, and May 31, 2005.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to with-holding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

Recent Accounting Pronouncements: In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2. TAXES

Net unrealized appreciation/depreciation of investments based on federal tax cost as of September 30, 2008 were as follows:

Gross appreciation (excess of value over tax cost)	$6,599,935
Gross depreciation (excess of tax cost over value)	(48,221,852)
Net unrealized depreciation	(41,621,917)
Cost of investments for income tax purposes	$312,429,674

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 10,434,606 common shares outstanding on September 30, 2008, ALPS Fund Services (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Six Months Ended	Year Ended
	September 30,2008	March 31, 2008
Common shares outstanding - beginning of period	10,434,606	10,434,606
Common shares issued as reinvestment of dividends	—	—
Common shares outstanding - end of period	10,434,606	10,434,606

Preferred Shares: In April 2008 the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 22, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained overnight collateralized financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees approved the refinancing in April 2008. The overnight facility is expected to lower the costs of leverage. Also see Note 6 – Leverage, for further information on the borrowing facility used by the Fund as of September 30, 2008.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended September 30, 2008 aggregated $266,794,753 and $276,850,828, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended September 30, 2008 aggregated $29,435,238 and $21,638,821, respectively.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. LEVERAGE

On May 22, 2008 the Fund entered into an overnight collateralized lending arrangement (“borrowing facility”). The Fund may draw or pay certain amounts on a daily basis to maintain leverage in the Fund near its anticipated level of 33% of total assets. The Fund has pledged all securities in its portfolio as collateral for the borrowing facility. As of September 30, 2008 the market value of the securities pledged as collateral for the borrowing facility totaled $201,850,804. The Fund pays interest at a rate of 85 bps per annum above the current U.S. Federal Funds rate. For the six months ended September 30, 2008 the average cost of borrowing was 2.83% and the average outstanding principal amount was $73,961,360.

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

September 30, 2008 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E,Transfer Agent Services, (800) 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2008 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2008 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

September 30, 2008 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

September 30, 2008 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

September 30, 2008 (unaudited)

On August 4, 2008, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to re-elect four Trustees of the Fund. The results of the proposal were as follows:

Proposal 1: Re-election of Trustees

	Andrew C.	Adam D.	John F.	Jerry G.
	Boynton	Crescenzi	Mee	Rutledge
For	9,888,669	9,879,769	9,884,859	9,886,269
Withheld	164,894	173,794	168,704	167,294
Withheld from Director	600	9,500	4,410	3,000

INVESTMENT ADVISORY AGREEMENT

September 30, 2008 (Unaudited)

On July 9, 2008, the Board of Trustees met in person to, among other things, review and consider the renewal of the Advisory Agreement. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the non-interested Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement.

Mr.Canty, as Partner of Clough, next presented Clough’s materials regarding consideration of renewal of the Advisory Agreement. Mr. Canty stated that included in the Board materials were responses by Clough to a questionnaire drafted by legal counsel to the Fund to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). Mr. Canty noted that the 15(c) Materials were extensive, and included information relating to the Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Clough; descriptions such as compliance monitoring; and portfolio trading practices and information about the personnel providing investment management services to the Fund, and the nature of services provided under the Advisory Agreement.

Mr. Canty discussed the organizational structure of Clough and the qualifications of Clough and its principals to act as the Fund’s adviser. He reviewed the professional experience of the portfolio managers, referring the Trustees to the biographies of Chuck Clough, Eric Brock, and himself, Partners at Clough, emphasizing that Mr. Clough, Mr. Brock, and he each had substantial experience as an investment professional. Mr. Canty stated that Clough is the investment adviser to the Fund, the Clough Global Equity Fund and the Clough Global Opportunities Fund, all closed-end funds. The Trustees, all of whom currently serve as Trustees for the Fund, the Clough Global Equity Fund and the Clough Global Opportunities Fund, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Clough, Canty, and Brock, and their satisfaction with the expertise of Clough and the services provided by Clough to the Fund. The Trustees concluded that the portfolio management team was well qualified to serve the Fund in those functions.

Mr. Canty then reviewed Clough’s current staffing as well as future staffing plans. He described Clough’s procedures relating to compliance and oversight with respect to Clough’s brokerage allocation policies. He discussed Clough’s order management systems that contain pre-trade compliance functions that review each trade against certain of the Fund’s investment restrictions and applicable 1940 Act and Internal Revenue Code restrictions, and the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management and quarterly for the Trustees any violations that may occur, as well any other violations detected through the manual monitoring that supplements the order management system’s testing. He also reviewed the adequacy of Clough’s facilities. Mr. Canty further discussed the portfolio turnover rate of the Fund. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund’s investment objectives and restrictions.

Mr. Canty next reviewed the terms of the Advisory Agreement, stating that Clough would receive a fee of 0.70% of the average daily total assets of the Fund. He then discussed the fees charged by Clough to other clients for which it provides comparable services. Mr. Canty discussed the actual dollar amount of management fees paid under the Advisory Agreement. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2007, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to Clough’s advisory businesses.

Mr. Canty discussed the possible benefits Clough may accrue because of its relationship with the Fund as well as potential benefits that accrue to the Fund because of its relationship with Clough. Mr. Canty stated that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Fund.

The Board of Trustees reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fees of the Fund with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services (“Lipper”.) Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

As the Fund is unique in the marketplace, Lipper had a difficult time presenting a large peer group for comparison. The Trustees compared fees from eleven (11) closed-end investment companies versus the Fund’s fees. The investment advisory fee for this group ranged from 0.500% to 1.050%, with a median of 0.876%.The total expenses for this group ranged from 0.619% to 1.332%, with a median of 1.081%.The Fund’s total expenses were 1.027%.

The Trustees stated that the objectives of the funds in the analysis differed from the Fund’s objectives and policies. In conjunction with Lipper’s reports, the Trustees also reviewed a comparative fund universe prepare by Clough. The Trustees believed that the Lipper report, augmented by Clough’s analysis, provided a sufficient comparative universe.

The Trustees then reviewed the Fund’s performance as compared to the performance of the closed-end fund universe selected by Lipper. The Trustees reviewed the Fund’s performance as compared to the eleven (11) closed-endfunds for one-year performance ended as of May 31, 2008. The performance ranged from a high of 13.14% to a low of -5.83% with a median of 7.00%. The Fund’s performance during such time period was 12.33%.The Trustees then reviewed performance data since the Fund’s inception through May 31, 2008.The performance data ranged from a high of 25.94% to a low of 14.29% with a median of 17.10%.The Fund’s performance during such time period was 15.72%.

At this point, Mr. Burke and Mr. Canty, both “interested persons” of the Fund, as well as the other representatives of ALPS and Clough, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement and Clough’s profitability.

Mr. Burke, Mr. Canty, and the representatives of ALPS rejoined the meeting. The Board of Trustees of the Fund, present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70% of the Fund’s total assets are fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

September 30, 2008 (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trust- ees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, with- out charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
James E. Canty Age - 46 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an ‘‘interested’’ Trustee of the Fund.	3

Edmund J. Burke Age - 47 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer And President/Since Inception Trustee/Since July 12, 2006

Mr.  Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisers, Inc., ALPS Distributors, Inc. ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr.  Burke is also currently the President of the Reaves Utility Income Fund and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Equity Fund and Clough Global Opportunities Fund, is a Trustee of the Liberty All-Star Equity Fund; and is a Director of the Liberty All-Star Growth Fund, Inc.

3

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Jeremy O. May Age - 38 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May  joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisers, Inc.,ALPS Distributors, Inc.ALPS Fund Services, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is also a Trustee of ALPS ETF Trust. Mr.  May  is currently on the Board of Directors and is Chairman of the Audit Committee of the Uni- versity of Colorado Foundation.

N/A

Kimberly R. Storms Age - 36 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since July 13, 2005

Ms.  Storms is Vice President and Director of Fund Administration. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust, Assistant Treasurer of the Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, and ALPS Variable Insurance Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During past 5	Fund Complex
	Length of Time	years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Erin Douglas Age - 31 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Equity Fund and Clough Global Opportunities Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

N/A

Michael T. Akins* Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since September 20, 2006

Mr.Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr.Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr.Akins also serves as Chief Compliance Officer of Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust and ALPS ETF Trust.

N/A

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Andrew C. Boynton Age - 52 Carroll School of Management Boston College Fulton Hall 510 140 Comm.Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3

Robert Butler Age - 67 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006	Since 2001, Mr.Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 20 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001. Mr.Butler is currently Chairman and Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3

INDEPENDENT TRUSTEES

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Adam Crescenzi Age - 66 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Simply Tuscan Imports beginning 2007 (wholesaling) and is also currently a Trustee of Clough Global Equity Fund, Clough Global Opportunities Fund, Dean College, and Chairman of the Board of Directors of Creative Realities (consulting) and ICEX, Inc. (research). Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts. Previously, Mr. Crescenzi was a founding partner of Telos Partners, a business advisory firm from 1998 until 2007.	3

John F. Mee, Esq. Age - 65 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of the Holly Cross Alumni Association and the Board of Trustees of the Clough Global Equity Fund and Clough Global Opportunities Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

INDEPENDENT TRUSTEES

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee
Richard C. Rantzow Age - 70 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since Inception Vice-Chairman/ Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Rantzow is also Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 64 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

NOTES

NOTES

NOTES

NOTES

CLOUGH GLOBAL ALLOCATION FUND
1290 Broadway, Suite 1100
Denver, CO 80203
1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)           The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)          There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 8, 2008

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 8, 2008